GUARANTEE

GUARANTEE dated as of September 11, 2012 (“Guarantee”) made by COVER-ALL TECHNOLOGIES INC., a Delaware corporation (the “Guarantor”), in favor of IMPERIUM COMMERCIAL FINANCE MASTER FUND LP, as Lender (the “Lender”) under the Loan Agreement referred to below.

W I T N E S S E T H:

WHEREAS, pursuant to the Loan and Security Agreement dated as of even date herewith (as the same may be amended, supplemented or otherwise modified from time to time, the “Loan Agreement”) among Cover-All Systems, Inc., a Delaware corporation (“Borrower”), the other Credit Parties signatory thereto and Lender, the Lender has agreed to make Loans to the Borrower upon the terms and subject to the conditions set forth therein;

WHEREAS, the Guarantor will derive substantial direct and indirect benefit from the making of the Loans by Lender to the Borrower; and

WHEREAS, in consideration of the Loans to be made to the Borrower, Guarantor has agreed to guarantee payment and performance of the Borrower’s Obligations under the Loan Agreement and the other Loan Documents;

NOW, THEREFORE, to induce the Lender to make Loans and other extensions of credit to the Borrower under the Loan Agreement and for other consideration the receipt and sufficiency of which is hereby acknowledged, the Guarantor hereby agrees with the Lender as follows:

1.

Defined Terms. (a) Unless otherwise defined herein, terms defined in the Loan Agreement and used herein shall have the meanings given to them in the Loan Agreement.

(b)

As used herein, “Obligations” shall mean all loans, advances, debts, expense reimbursement, fees, liabilities, and obligations, for the performance of covenants, tasks or duties or for payment of monetary amounts (whether or not such performance is then required or contingent, or amounts are liquidated or determinable) owing by Borrower and any other Credit Party to Lender, of any kind or nature, present or future, whether or not evidenced by any note, agreement or other instruments, whether arising under any of the Loan Documents or under any other agreement between any Borrower, such Credit Party and Lender, and all covenants and duties regarding such amounts. This term includes all principal, interest (including interest accruing at the then applicable rate provided in the Loan Agreement after the maturity of the Loans and interest accruing at the then applicable rate provided in the Loan Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), Fees, Charges, expenses, attorneys’ fees and any other sum chargeable to any Borrower under any of the

Loan Documents, and all principal and interest due in respect of the Loans and all obligations and liabilities of the Guarantor under this Guarantee.

(c)

The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Guarantee shall refer to this Guarantee as a whole and not to any particular provision of this Guarantee, and section and paragraph references are to this Guarantee unless otherwise specified.

(d)

The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

2.

Guarantee. (a) Guarantor hereby unconditionally and irrevocably guarantees to the Lender and its successors, indorsees, transferees and assigns, the prompt and complete payment and performance by the Borrower when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations.

(b)

The Guarantor further agrees to pay (whether or not deemed included as part of the Obligations) any and all reasonable expenses (including, without limitation, all fees and disbursements of counsel) which may be paid or incurred by the Lender in enforcing, or obtaining advice of counsel in respect of, any rights with respect to, or collecting, any or all of the Obligations and/or enforcing any rights with respect to, or collecting against, the Guarantor under this Guarantee.

(c)

[Reserved].

(d)

No payment or payments made by the Borrower, any other guarantor or any other Person or received or collected by the Lender from the Borrower, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of the Guarantor hereunder which shall, notwithstanding any such payment or payments, other than payments made by the Guarantor in respect of the Obligations or payments received or collected from the Guarantor in respect of the Obligations, remain liable for the Obligations hereunder until the Obligations are indefeasibly paid in full; provided, that, Lender shall at no time be entitled to receive from Borrower, Guarantor and any other guarantor or other Person payments in respect of the Obligations in an amount which, in the aggregate, exceed the aggregate Obligations then outstanding.

(e)

The Guarantor agrees that whenever, at any time, or from time to time, it shall make any payment to the Lender on account of its liability hereunder, it will notify the Lender in writing that such payment is made under this Guarantee for such purpose.

3.

No Subrogation. Notwithstanding any payment or payments made by the Guarantor hereunder or any set-off or application of funds of the Guarantor by the Lender, the Guarantor shall not be entitled to be subrogated to any of the rights of the Lender against the Borrower or any other guarantor or any collateral security or guarantee or right of offset held by the Lender for the payment of the Obligations, nor shall the Guarantor seek or be entitled to seek any contribution or reimbursement from any Borrower or any other Person in

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respect of payments made by the Guarantor hereunder until all amounts owing to the Lender by the Borrower on account of the Obligations are indefeasibly paid in full. If any amount shall be paid to the Guarantor on account of such subrogation rights at any time when all of the Obligations shall not have been indefeasibly paid in full, such amount shall be held by the Guarantor in trust for the Lender, segregated from other funds of the Guarantor and shall forthwith upon receipt by the Guarantor, be turned over to the Lender in the exact form received by the Guarantor (duly indorsed by the Guarantor to the Lender, if required), to be applied against the Obligations, whether matured or unmatured, in such order as the Lender may elect.

4.

Amendments, etc. with respect to the Obligations; Waiver of Rights. The Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against the Guarantor and without notice to or further assent by the Guarantor, any demand for payment of any of the Obligations made by the Lender may be rescinded and any of the Obligations continued, and the Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Lender, and the Loan Agreement and the other Loan Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Lender) may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Lender for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. The Lender shall not have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Obligations or for this Guarantee or any property subject thereto. When making any demand hereunder against the Guarantor, the Lender may, but shall be under no obligation to, make a similar demand on the Borrower or any other guarantor, and any failure by the Lender to make any such demand or to collect any payments from the Borrower or any such other guarantor or any release of the Borrower or such other or guarantor shall not relieve the Guarantor of the obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of the Lender against the Guarantor. For the purposes hereof “demand” shall include the commencement and continuance of any legal proceedings.

5.

Guarantee Absolute and Unconditional. The Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Lender upon this Guarantee or acceptance of this Guarantee, and the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Guarantee; and all dealings between the Borrower and the Guarantor, on the one hand, and the Lender on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon this Guarantee. The Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Borrower or the Guarantor with respect to the Obligations. The Guarantor understands and agrees that this Guarantee shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to c) the validity, regularity or enforceability of the Loan Agreement, or any other Loan Document, any of the Obligations or any other collateral

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security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Lender d) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Borrower against the Lender, or e) any other circumstance whatsoever (with or without notice to or knowledge of the Borrower or the Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrower for the Obligations, or of the Guarantor under this Guarantee, in bankruptcy or in any other instance. When pursuing its rights and remedies hereunder against any Guarantor, the Lender may, but shall be under no obligation to, pursue such rights and remedies as it may have against the Borrower or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by the Lender to pursue such other rights or remedies or to collect any payments from the Borrower or any such other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Borrower or any such other Person or any such collateral security, guarantee or right of offset, shall not relieve the Guarantor of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Lender against the Guarantor. This Guarantee shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon the Guarantor until all the Obligations and the obligations of the Guarantor under this Guarantee shall have been satisfied by indefeasible payment in full in cash.

6.

Reinstatement. This Guarantee shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any Borrower or the Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, any Borrower or the Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

7.

Payments. The Guarantor hereby guarantees that payments hereunder will be paid to the Lender without set-off or counterclaim in U.S. Dollars at the office of the Lender located at 515 Madison Avenue, New York, NY 10022.

8.

Representations and Warranties. Reference is made to the representations and warranties made by Guarantor in Section 3 of the Loan Agreement, as a Credit Party (as defined in the Loan Agreement), which are incorporated herein by reference.

9.

Notices. All notices, requests and demands to or upon the Lender or the Guarantor to be effective shall be in writing (or by telex, fax or similar electronic transfer) and shall be deemed to have been duly given or made f) when delivered by hand or g) if given by mail, when deposited in the mails by certified mail, return receipt requested, or h) if by telex, fax or similar electronic transfer, when sent and receipt has been confirmed, addressed as follows:

(i)

if to the Lender, at its address or transmission number for notices provided in the Loan Agreement; and

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(ii)

if to the Guarantor, at its address or transmission number for notices set forth under its signature below.

The Lender, and the Guarantor may change their respective addresses and transmission numbers for notices by notice in the manner provided in this Section.

10.

Severability. Any provision of this Guarantee which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

11.

Integration. This Guarantee represents the agreement of the Guarantor with respect to the subject matter hereof and there are no promises or representations by the Lender relative to the subject matter hereof not reflected herein.

12.

Amendments in Writing; No Waiver; Cumulative Remedies. (a) None of the terms or provisions of this Guarantee may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Guarantor and the Lender, provided that any provision of this Guarantee may be waived by the Lender in a letter or agreement executed by the Lender or by facsimile transmission from the Lender.

(b)

The Lender shall not by any act (except by an instrument pursuant to paragraph 12(a) hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Lender would otherwise have on any future occasion.

(c)

The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

13.

Section Headings. The section headings used in this Guarantee are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

14.

Negative Covenants. Guarantor hereby agrees that it shall not accept or receive from the Borrower any intercompany transfers or advances and shall not engage in any commercial transactions with the Borrower, except as permitted under the Loan Agreement.

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15.

Successors and Assigns. This Guarantee shall be binding upon the successors and assigns of the Guarantor and shall inure to the benefit of the Lender and its successors, indorsees, transferees and assigns.

16.

Governing Law. THIS GUARANTEE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

17.

Submission to Jurisdiction; Waivers. The Guarantor hereby irrevocably and unconditionally:

(a)

submits for itself and its property in any legal action or proceeding relating to this Guarantee or any other Loan Document to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State and County of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

(b)

consents that any such action or proceeding may be brought in such courts and waives trial by jury and any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(c)

agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Guarantor at its address set forth under its signature below or at such other address of which the Lender shall have been notified pursuant to Section 9; and

(d)

agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the undersigned has caused this Guarantee to be duly executed and delivered as of the day and year first above written.

COVER-ALL TECHNOLOGIES INC.

By: ________________________________________

Name:  _____________________________________

Title:  ______________________________________

Address:

55 Lane Road

Fairfield, NJ 07004

Telephone:

(973) 461 - 5185

Facsimile:

(973) 461 - 5255

STATE OF ____________________

)

) ss.:

COUNTY OF __________________

)

On this 11th day of September, 2012, before me personally came ______________________________, to me known, who, being duly sworn, did depose and say, that he is the ____________________ of COVER-ALL TECHNOLOGIES INC., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the board of directors of said corporation.

_________________________________

Notary Public